UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 23, 2009

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

           NEW JERSEY                                           22-1737915
           ----------                                           ----------
  (State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                          Identification No.)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
                         (Registrant's telephone number,
                               including area code


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
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Item 5.02       Departure  of  Directors  or Certain  Officers;  Election  of
                Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                On March 23 2009, Ms. Celeste M. Leonard resigned her position as a member of the Board of Directors of the Registrant and its wholly owned subsidiary, First Montauk Securities Corp. ("FMSC"), formerly a registered broker-dealer. Ms. Leonard had previously resigned her positions as FMSC's Chief Compliance Officer and Secretary upon the expiration of her Employment Agreement on December 31, 2008.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST MONTAUK FINANCIAL CORP.


                                       By:   /s/ Mindy A. Horowitz
                                       -----------------------------------------
                                       Name: Mindy A. Horowitz
                                       Title:  Acting Chief Financial Officer
                                       Date: March 26, 2009





















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